UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) September 22, 2003




                            FirstFed Financial Corp.
             (Exact name of registrant as specified in its charter)



     Delaware                 1-9566                    95-4087449
     --------                 ------                    ----------
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)



  401 Wilshire Boulevard, Santa Monica, California,           90401-1490
  -------------------------------------------------           ----------
         (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (310) 319-6000











                           Total number of pages is 4
                         Index to Exhibit is on Page 3.

ITEM 7.   FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

         99.0     Monthly Financial Data as of August 31, 2003 (Unconsolidated)


ITEM 9.  REGULATION FD DISCLOSURE.

     The Registrant hereby incorporates by reference into this Item 9 the summary monthly financial data as of August 31, 2003 attached as Exhibit 99.0, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     A discussion of the factors that could impact the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

                               S I G N A T U R E S

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            FIRSTFED FINANCIAL CORP.



Dated: September 22, 2003          By:/s/ Douglas J. Goddard
                                      ----------------------
                                          Douglas J. Goddard
                                          Chief Financial Officer

                                INDEX TO EXHIBITS



Item                                                                 Page

99.0     Monthly Financial Information as of September 24, 2003        4

                      First Federal Bank of California, fsb
                          MONTHLY REPORT OF OPERATIONS
                       Unconsolidated Financial Highlights
                                    Unaudited
                             (Dollars in thousands)

                                         As of, for         As of, for         As of, for       As of, for the       As of, for the
                                      the month ended    the month ended     the month ended    8 months ended       8 months ended
                                         August 31,          July 31,          August 31,          August 31,           August 31,
                                           2003                2003               2002                 2003                 2002
                                           ----                ----               ----                 ----                 ----

Cash and investment securities       $        191,843  $         169,387  $         196,585  $          191,843   $          196,585
Total assets                         $      4,543,182  $       4,559,399  $       4,387,285  $        4,543,182   $        4,387,285

LOANS:
Total mortgage-backed securities     $        157,378  $         162,739  $         222,419  $          157,378   $          222,419
Total loans, net                     $      4,059,550  $       4,091,806  $       3,837,539  $        4,059,550   $        3,837,539

Loans originated/purchased:
  Single family loans                $        125,070  $         170,844  $          44,928  $        1,050,359   $          400,273
  Multi-family loans                           31,482             29,223             31,845             309,369              325,645
  Commercial real estate loans                  1,650              3,375              7,497              20,306               51,384
  Other                                         1,813              1,634              4,272              32,131               20,687
                                        -------------    ---------------    ---------------    ----------------     ----------------
                                     $        160,015  $         205,076  $          88,542  $        1,412,165  $           797,989
                                        =============    ===============    ===============    ================     ================

Percentage of ARMs originated:                    75%                68%                74%                 67%                  50%

Loan repayments:
  Single family loans                $         98,831  $          82,967  $          90,734  $          667,182   $          681,628
  Multi-family and commercial real
     estate loans                              83,205             62,159             17,483             421,777              207,148
  Other                                         5,009              6,605              5,992              39,251               79,327
                                        -------------    ---------------    ---------------    ----------------     ----------------
                                     $        187,045  $         151,731  $         114,209  $        1,128,210  $           968,103
                                        =============    ===============    ===============    ================     ================

Loans sold                           $          6,162  $           9,050  $           7,562  $           77,345  $            43,108

Average rate on loans
   originated/purchased                         4.88%              4.89%              5.71%               5.00%                6.05%
Percentage of portfolio in
   adjustable rate loans                       74.39%             73.16%             70.41%              74.39%               70.41%
Non-performing assets
   to total assets                              0.15%              0.10%              0.10%               0.15%                0.10%

BORROWINGS:
Federal Home Loan Bank
   Advances                          $      1,439,000  $       1,519,000  $       1,272,000  $        1,439,000  $         1,272,000
Reverse repurchase
   agreements                        $        137,220  $         137,220  $         170,891  $          137,220  $           170,891

DEPOSITS:
Retail deposits                      $      2,470,336  $       2,419,954  $       2,220,964  $        2,470,336  $         2,220,964
Wholesale deposits                             57,877             59,144            321,536              57,877              321,536
                                        -------------    ---------------    ---------------    ----------------     ----------------
                                     $      2,528,213  $       2,479,098  $       2,542,500  $        2,528,213  $         2,542,500
                                        =============    ===============    ===============    ================     ================

Net increase (decrease)             $          49,115 $          (1,420) $           25,102 $          (16,820) $           (10,507)

AVERAGE INTEREST RATES:
Yield on loans                                  5.36%              5.47%              6.10%               5.64%                6.24%
Yield on investments                            1.38%              2.44%              4.15%               2.53%                3.54%
Yield on earning assets                         5.25%              5.39%              6.02%               5.55%                6.12%
Cost of deposits                                1.46%              1.50%              2.30%               1.66%                2.56%
Cost of borrowings                              3.08%              3.15%              4.45%               3.31%                4.50%
Cost of money                                   2.09%              2.14%              3.09%               2.28%                3.31%
Earnings spread                                 3.16%              3.25%              2.93%               3.27%                2.81%
Effective net spread                            3.27%              3.38%              3.11%               3.42%                2.98%


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